Q4 AND FY17 FINANCIAL RESULTS CONFERENCE CALL August 29, 2017 at 5:00 pm ET Exhibit 99.2

SAFE HARBOR AND NON-GAAP Safe Harbor Statement This presentation contains certain comments that are “forward- looking” statements, including statements about expected EBITDA, return on invested capital (“ROIC”), sales, GAAP diluted earnings per share (“EPS”), and non-GAAP diluted EPS, that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward-looking information is inherently subject to risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated or forecasted results, including but not limited to, changes in interest and exchange rates and regulatory regimes impacting our international operations, the failure of acquisitions to meet our expectations, the failure to manage and implement our organic growth strategy, credit risks involving our larger customers and vendors, termination of our relationship with key vendors or a significant modification of the terms under which we operate with a key vendor, the decline in demand for the products and services that we provide, reduced prices for the products and services that we provide due both to competitor and customer actions, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2017, filed with the Securities and Exchange Commission (“SEC”). Although ScanSource believes the expectations in its forward- looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. Non-GAAP Financial Information In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non- GAAP measures, including non-GAAP operating income, non- GAAP operating margin, non-GAAP net income, non-GAAP diluted EPS, adjusted EBITDA, ROIC and net sales excluding the impact of foreign currency translation and acquisitions (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the Appendix and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. 2

HIGHLIGHTS • Strong finish to FY17 with net sales and EPS at or above expected range • Net sales of $917 million, +5% Y/Y, driven by WW Barcode, Networking & Security segment, +7% Y/Y • GAAP EPS of $0.74, +48% Y/Y, and non-GAAP EPS of $0.68*, +33% Y/Y Q4 Results in Line with Expectations FY17 Results Investment in Business and Favorable FY18 Plan • Net sales, +1% Y/Y; GAAP EPS of $2.71,+14% Y/Y, and non-GAAP EPS of $2.75, +1% Y/Y • Return on invested capital of 13.1%* • Stronger FY17 operating cash flow of $95 million, up from $52 million for FY16 • Acquisition of POS Portal (closed 7/31/17) creates the industry’s leading payments channel, serving SMB, mid-market and enterprise • Investments made to drive results in FY18 and the future; full year FY18 plan reflects double-digit adjusted EBITDA growth and a higher ROIC * See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures.

FY18 KEY OPPORTUNITIES FOR GROWTH 4 Mobile computing Video surveillance Communications channel opportunity Intelisys Network1

Q4 FY17 Q3 FY17 Q4 FY16 Y/Y Change Net sales $917.3 $813.5 $877.5 +5% Gross profit 100.9 92.7 82.8 +22% Gross profit margin % (of net sales) 11.0% 11.4% 9.4% +156 bps Operating income 22.1 20.0 18.9 +17% Non-GAAP operating income 27.8 26.2 18.9 +47% GAAP net income 19.0 12.4 12.9 +47% Non-GAAP net income 17.3 16.4 13.1 +32% GAAP diluted EPS $0.74 $0.49 $0.50 +48% Non-GAAP diluted EPS $0.68 $0.65 $0.51 +33% HIGHLIGHTS – Q4 FY17 5 $ in millions, except EPS

Non-GAAP Operating Income % 2.2% Up 51 bps Q4 FY17 Q3 FY17 Q4 FY16 Net sales $619.2 $549.0 $581.3 Gross profit $51.7 $45.9 $46.8 Gross margin 8.3% 8.4% 8.1% Operating income $13.0 $11.2 $8.8 Operating income % 2.1% 2.0% 1.5% Non-GAAP operating income $13.8 $12.3 $9.9 Non-GAAP operating income % 2.2% 2.2% 1.7% WW BARCODE, NETWORKING & SECURITY 6 $ in millions Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration. Net Sales $619.2 million Up 7% Organic, Up 6% Q4 FY17, Y/Y Summary GAAP Operating Income % 2.1% Up 58 bps Gross Margin 8.3% Up 29 bps

Q4 FY17 Q3 FY17 Q4 FY16 Net sales $298.0 $264.6 $296.1 Gross profit $49.2 $46.8 $35.9 Gross margin 16.5% 17.7% 12.1% Operating income $9.5 $8.8 $10.7 Operating income % 3.2% 3.3% 3.6% Non-GAAP operating income $14.0 $13.9 $8.9 Non-GAAP operating income % 4.7% 5.2% 3.0% Non-GAAP Operating Income % 4.7% Up 169 bps 7 $ in millions Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration. Net Sales $298.0 million +1% Organic, (3)% Q4 FY17, Y/Y Summary GAAP Operating Income % 3.2% Down (41) bps Gross Margin 16.5% Up 436 bps WW COMMUNICATIONS & SERVICES

FY17 FY16 Y/Y Change Net sales $3,568.2 $3,540.2 +1% Gross profit 383.6 355.4 +8% Gross profit margin % (of net sales) 10.8% 10.0% +71 bps Operating income 88.2 96.9 -9% Non-GAAP operating income 110.2 108.9 +1% GAAP net income 69.2 63.6 +9% Non-GAAP net income 70.3 72.2 -3% GAAP diluted EPS $2.71 $2.38 +14% Non-GAAP diluted EPS $2.75 $2.71 +1% HIGHLIGHTS – FY17 8 $ in millions, except EPS

FY17 FY16 Net sales $2,389.3 $2,361.7 Gross profit $195.7 $196.8 Gross margin 8.2% 8.3% Operating income $49.7 $52.2 Operating income % 2.1% 2.2% Non-GAAP operating income $53.8 $56.2 Non-GAAP operating income % 2.3% 2.4% Non-GAAP Operating Income % 2.3% Down (13) bps WW BARCODE, NETWORKING & SECURITY 9 $ in millions Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration. Net Sales $2,389 million Up 1% Organic, (2)% FY17, Y/Y Summary GAAP Operating Income % 2.1% Down (13) bps Gross Margin 8.2% Down (14) bps

FY17 FY16 Net sales $1,178.9 $1,178.6 Gross profit $187.9 $158.6 Gross margin 15.9% 13.5% Operating income $39.8 $45.5 Operating income % 3.4% 3.9% Non-GAAP operating income $56.5 $52.7 Non-GAAP operating income % 4.8% 4.5% Non-GAAP Operating Income % 4.8% Up 32 bps 10 $ in millions Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration. Net Sales $1,179 million Up --% Organic, (3)% FY17, Y/Y Summary GAAP Operating Income % 3.4% Down (49) bps Gross Margin 15.9% Up 247 bps WW COMMUNICATIONS & SERVICES

Q4 FY17 Q3 FY17 Q4 FY16 Accounts receivable (Q/E) $637.3 $565.2 $559.6 Days sales outstanding in receivables* 61* 60* 57 Inventory (Q/E) $531.3 $514.2 $558.6 Inventory turns 6.2 5.6 5.6 Accounts payable (Q/E) $513.2 $437.2 $471.5 Paid for inventory days* 4.7* 12.5* 9.9 Working capital (Q/E) (AR+INV–AP) $655.5 $642.3 $646.7 WORKING CAPITAL MEASURES $ in millions 11 * Excludes the impact of the Intelisys acquisition, which was completed 8/29/16

Q4 FY17 Q3 FY17 Q4 FY16 Adjusted EBITDA (QTR) $31.0 $29.2 $21.0 Adjusted ROIC (QTR)* 13.2% 12.6% 10.1% Operating cash flow, trailing 12-months $94.9 $112.0 $52.2 Cash and cash equivalents (Q/E) $56.1 $62.2 $61.4 Debt (Q/E) $97.3 $113.9 $76.9 Net debt to adjusted EBITDA, trailing 12-months 0.34x 0.46x 0.13x Shares repurchased – # of shares (QTR) -- -- 63,651 Shares repurchased – dollars (QTR) -- -- $2.4 Cum. repurchases under plan – # shares (as of Q/E) 577,643 577,643 3,364,035 Cum. repurchases under plan – dollars (as of Q/E) $20.3 $20.3 $119.5 Remaining authorization under plan (as of Q/E) $99.7 $99.7 $0.5 CASH FLOW AND BALANCE SHEET HIGHLIGHTS $ in millions 12 * Excludes non-GAAP adjustments and change in fair value of contingent consideration.

Q1 FY18 OUTLOOK* 13 * Outlook as of August 29, 2017, including results for POS Portal acquisition from July 31, 2017. Non-GAAP diluted EPS excludes amortization of intangible assets, change in fair value of contingent consideration, and acquisition costs. Reflects the following FX rates: $1.16 to EUR 1.00 for the Euro, $0.315 to R$1.00 for the Brazilian real (R$3.175 to $1), and $1.30 to GBP 1.00 for the British pound. For the quarter ending September 30, 2017, excluding amortization of intangible assets, change in fair value of contingent consideration, and acquisition costs; includes results for POS Portal acquisition from July 31, 2017:  Range from $940 million to $1 billion  Includes approximately $15 million for POS Portal acquisition from July 31, 2017  Range from $0.49 to $0.55 per share Net Sales GAAP Diluted EPS  Range from $0.74 to $0.80 per share Non-GAAP Diluted EPS

APPENDIX: NON-GAAP FINANCIAL INFORMATION 14 Operating Income, Pre-Tax Income, Net Income & EPS – QTR ($ in thousands) Quarter Ended June 30, 2017 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 22,111 $ 23,420 $ 18,970 $ 0.74 Adjustments: Amortization of intangible assets 3,987 3,987 2,625 0.10 Change in fair value of contingent consideration 1,290 1,290 680 0.03 Acquisition costs (a) 422 422 422 0.02 Tax settlement and related interest income (1,382) (5,370) (0.21) Non-GAAP measure $ 27,810 $ 27,737 $ 17,327 $ 0.68 Quarter Ended March 31, 2017 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 19,978 $ 19,571 $ 12,424 $ 0.49 Adjustments: Amortization of intangible assets 4,217 4,217 2,774 0.11 Change in fair value of contingent consideration 1,960 1,960 1,194 0.05 Acquisition costs (a) - - - - Non-GAAP measure $ 26,155 $ 25,748 $ 16,392 $ 0.65 Quarter Ended June 30, 2016 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 18,938 $ 18,603 $ 12,925 $ 0.50 Adjustments: Amortization of intangible assets 2,591 2,591 1,758 0.07 Change in fair value of contingent consideration (3,226) (3,226) (2,095) (0.08) Acquisition costs (a) 553 553 553 0.02 Non-GAAP measure $ 18,856 $ 18,521 $ 13,141 $ 0.51 (a) Acquisition costs are nondeductible for tax purposes.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 15 Operating Income, Pre-Tax Income, Net Income & EPS – Full Year ($ in thousands) Year Ended June 30, 2017 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 88,239 $ 101,495 $ 69,246 $ 2.71 Adjustments: Amortization of intangible assets 15,524 15,524 10,247 0.40 Change in fair value of contingent consideration 5,211 5,211 2,921 0.11 Acquisition costs (a) 1,256 1,256 1,256 0.06 Legal recovery, net of attorney fees - (12,777) (8,047) (0.32) Tax settlement and related interest income - (1,382) (5,370) (0.21) Non-GAAP measure $ 110,230 $ 109,327 $ 70,253 $ 2.75 Year Ended June 30, 2016 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 96,877 $ 96,010 $ 63,619 $ 2.38 Adjustments: Amortization of intangible assets 9,828 9,828 6,790 0.25 Change in fair value of contingent consideration 1,294 1,294 977 0.04 Acquisition costs (a) 863 863 863 0.04 Non-GAAP measure $ 108,862 $ 107,995 $ 72,249 $ 2.71 (a) Acquisition costs are nondeductible for tax purposes.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 16 Net Sales, Constant Currency and Excluding Acquisitions (Organic Growth) – QTR ($ in thousands) WW Barcode, NW & Security WW Comms. & Services Consolidated For the quarter ended June 30, 2017: Q4 FY17 net sales, as reported $ 619,241 $ 298,050 $ 917,291 Foreign exchange impact (a) (720) (1,430) (2,150) Q4 FY17 net sales, constant currency 618,521 296,620 915,141 Less: Acquisitions - (9,178) (9,178) Q4 FY17 net sales, constant currency excluding acquisitions $ 618,521 $ 287,442 $ 905,963 Q4 FY16 net sales, as reported $ 581,346 $ 296,127 $ 877,473 Less: Acquisitions - - - Q4 FY16 net sales, excluding acquisitions $ 581,346 $ 296,127 $ 877,473 Y/Y % Change: As reported 6.5% 0.6% 4.5% Constant currency 6.4% 0.2% 4.3% Constant currency, excluding acquisitions (organic growth) 6.4% -2.9% 3.2% (a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended June 30, 2017 into U.S. dollars using the weighted average foreign exchange rates for the quarter ended June 30, 2016.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 17 Net Sales, Constant Currency and Excluding Acquisitions (Organic Growth) – Full Year ($ in thousands) WW Barcode, NW & Security WW Comms. & Services Consolidated For the year ended June 30, 2017: FY17 net sales, as reported $ 2,389,256 $ 1,178,930 $ 3,568,186 Foreign exchange impact (a) (10,229) (8,599) (18,828) FY17 net sales, constant currency 2,379,027 1,170,331 3,549,358 Less: Acquisitions (99,332) (29,421) (128,753) FY17 net sales, constant currency excluding acquisitions $ 2,279,695 $ 1,140,910 $ 3,420,605 FY16 net sales, as reported $ 2,361,670 $ 1,178,556 $ 3,540,226 Less: Acquisitions (34,628) - (34,628) FY16 net sales, constant currency excluding acquisitions $ 2,327,042 $ 1,178,556 $ 3,505,598 Y/Y % Change: As reported 1.2% 0.0% 0.8% Constant currency 0.7% -0.7% 0.3% Constant currency, excluding acquisitions (organic growth) -2.0% -3.2% -2.4% (a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the fiscal year ended June 30, 2017 into U.S. dollars using the weighted average foreign exchange rates for fiscal year ended June 30, 2016.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 18 Highlights by Segment – QTR Quarter Ended June 30, 2017 ($ in thousands) WW Barcode, NW & Security WW Comms. & Services Corporate Consolidated Net sales $ 619,241 $ 298,050 $ - $ 917,291 GAAP operating income $ 12,997 $ 9,536 $ (422) $ 22,111 Adjustments: Amortization of intangible assets 770 3,217 - 3,987 Change in fair value of contingent consideration - 1,290 - 1,290 Acquisition costs - - 422 422 Non-GAAP operating income $ 13,767 $ 14,043 $ - $ 27,810 GAAP operating income % (of net sales) 2.10% 3.20% n/m 2.41% Non-GAAP operating income % (of net sales) 2.22% 4.71% n/m 3.03% Quarter Ended March 31, 2017 ($ in thousands) WW Barcode, NW & Security WW Comms. & Services Corporate Consolidated Net sales $ 548,971 $ 264,567 $ - $ 813,538 GAAP operating income $ 11,175 $ 8,803 $ - $ 19,978 Adjustments: Amortization of intangible assets 1,098 3,119 - 4,217 Change in fair value of contingent consideration - 1,960 - 1,960 Acquisition costs - - - - Non-GAAP operating income $ 12,273 $ 13,882 $ - $ 26,155 GAAP operating income % (of net sales) 2.04% 3.33% n/m 2.46% Non-GAAP operating income % (of net sales) 2.24% 5.25% n/m 3.21% n/m = not meaningful

APPENDIX: NON-GAAP FINANCIAL INFORMATION 19 Highlights by Segment – QTR Quarter Ended June 30, 2016 (a) ($ in thousands) WW Barcode, NW & Security WW Comms. & Services Corporate Consolidated Net sales $ 581,346 $ 296,127 $ - $ 877,473 GAAP operating income $ 8,808 $ 10,683 $ (553) $ 18,938 Adjustments: Amortization of intangible assets 1,060 1,532 - 2,591 Change in fair value of contingent consideration 54 (3,280) - (3,226) Acquisition costs - - 553 553 Non-GAAP operating income $ 9,922 $ 8,935 $ - $ 18,856 GAAP operating income % (of net sales) 1.52% 3.61% n/m 2.16% Non-GAAP operating income % (of net sales) 1.71% 3.02% n/m 2.15% n/m = not meaningful (a) Reflects reclassifications between segments for certain geographies to provide comparable financial information.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 20 Highlights by Segment – Full Year Year Ended June 30, 2017 ($ in thousands) WW Barcode, NW & Security WW Comms. & Services Corporate Consolidated Net sales $ 2,389,256 $ 1,178,930 $ - $ 3,568,186 GAAP operating income $ 49,727 $ 39,768 $ (1,256) $ 88,239 Adjustments: Amortization of intangible assets 4,033 11,491 - 15,524 Change in fair value of contingent consideration - 5,211 - 5,211 Acquisition costs - - 1,256 1,256 Non-GAAP operating income $ 53,760 $ 56,470 $ - $ 110,230 GAAP operating income % (of net sales) 2.08% 3.37% n/m 2.47% Non-GAAP operating income % (of net sales) 2.25% 4.79% n/m 3.09% Year Ended June 30, 2016 (a) ($ in thousands) WW Barcode, NW & Security WW Comms. & Services Corporate Consolidated Net sales $ 2,361,670 $ 1,178,556 $ - $ 3,540,226 GAAP operating income $ 52,227 $ 45,513 $ (863) $ 96,877 Adjustments: Amortization of intangible assets 3,752 6,076 - 9,828 Change in fair value of contingent consideration 181 1,113 - 1,294 Acquisition costs - - 863 863 Non-GAAP operating income $ 56,160 $ 52,702 $ - $ 108,862 GAAP operating income % (of net sales) 2.21% 3.86% n/m 2.74% Non-GAAP operating income % (of net sales) 2.38% 4.47% n/m 3.08% n/m = not meaningful (a) Reflects reclassifications between segments for certain geographies to provide comparable financial information.

APPENDIX: NON-GAAP FINANCIAL INFORMATION

Adjusted Return on Invested Capital

($ in thousands)

	Q4 FY17	Q3 FY17	Q2 FY17	Q1 FY17	Q4 FY16
Adjusted return on invested capital (ROIC), annualized (a)	**13.2%**	**12.6%**	**13.8%**	**13.1%**	**10.1%**
Reconciliation of Net Income to Adjusted EBITDA					
Net income - GAAP	$ 18,970	$ 12,424	$ 23,037	$ 14,816	$ 12,925
Plus: Income taxes	4,450	7,147	12,744	7,908	5,678
Plus: Interest expense	934	780	912	589	440
Plus: Depreciation and amortization	6,276	6,880	6,588	5,224	4,584
EBITDA	30,630	27,231	43,281	28,537	23,627
Change in fair value of contingent consideration	1,290	1,960	1,791	169	(3,226)
Acquisition costs	422	-	335	498	553
Interest income related to tax settlement	(1,382)	-	-	-	-
Legal settlement, net of attorney fees	-	-	(12,777)	-	-
Adjusted EBITDA (numerator for ROIC)(non-GAAP)	$ 30,960	$ 29,191	$ 32,630	$ 29,204	$ 20,954
Invested Capital Calculation					
Equity - beginning of the quarter	$ 808,719	$ 787,536	$ 773,161	$ 774,496	$ 757,374
Equity - end of quarter	837,145	808,719	787,536	773,161	774,496
Add: Change in fair value of contingent consideration, net of tax	680	1,194	1,000	46	(2,095)
Add: Acquisition costs, net of tax	422	-	335	498	553
Add: Tax settlement and related interest income, net of tax	(5,370)	-	-	-	-
Add: Legal settlement, net of attorney fees, net of tax	-	-	(8,047)	-	-
Average equity	820,798	798,725	776,993	774,101	765,164
Average funded debt (b)	117,970	137,597	162,483	107,718	71,577
Invested capital (denominator for ROIC)(non-GAAP)	$ 938,768	$ 936,322	$ 939,476	$ 881,819	$ 836,741

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average daily amounts outstanding on short-term and long-term interest-bearing debt.

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APPENDIX: NON-GAAP FINANCIAL INFORMATION 22 Forecasted Range for EPS – Q1 FY18 Outlook ($ in thousands) Forecast for Quarter ending September 30, 2017 Range Low Range High GAAP diluted EPS $ 0.49 $ 0.55 Adjustments: Amortization of intangible assets 0.13 0.13 Change in fair value of contingent consideration 0.10 0.10 Acquisition costs 0.02 0.02 Non-GAAP diluted EPS $ 0.74 $ 0.80